UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 30, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of March 1, 2006, providing for the issuance of Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-2)

STRUCTURED ASSET INVESTMENT LOAN TRUST 2006-2
(Exact name of Issuing Entity as specified in its charter)

STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of Depositor as specified in its charter)

LEHMAN BROTHERS HOLDINGS INC.
(Exact name of Sponsor as specified in its charter)
Delaware	333-127589	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127589) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,320,133,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7 and Class M8 Certificates of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-2 on March 30, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated September 26, 2005, as supplemented by the Prospectus Supplement dated March 24, 2006 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

On March 30, 2006, the following classes of certificates in the following amounts were sold by the Registrant to affiliates of the Registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class B1	$7,379,000.00
Class B2	$7,379,000.00
Class X	N/A
Class P	N/A
Class R	N/A
Class LT-R	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of March 1, 2006, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services Inc., as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator, and U.S. Bank National Association, as Trustee.  The “Certificates” consist of the following classes:  Class A1, Class A2, Class A3, Class A4, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1, Class B2, Class X, Class P, Class LT-R and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,341,599,733 as of March 1, 2006.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Trust Agreement dated as of March 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services Inc., as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator, and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of March 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Servicing Agreement dated as of March 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, U.S. Bank National Association, as Trustee, and JPMorgan Chase Bank, National Association, as Servicer.

99.3

Subservicing Agreement dated as of March 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, U.S. Bank National Association, as Trustee, and Option One Mortgage Corporation, as Servicer.

99.4

Servicing Agreement dated as of March 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, U.S. Bank National Association, as Trustee, and Option One Mortgage Corporation, as Servicer.

99.5

Reconstituted Servicing Agreement, dated as of March 1, 2006, between Lehman Brothers Holdings Inc., as Seller, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as Servicer.

99.6

Securitization Subservicing Agreement dated as of March 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as Servicer.

99.7

Republic Mortgage Insurance Company Master Policy 1103, 8/94, as amended from time to time, including Endorsement.

99.8

The Mortgage Guaranty Insurance Corporation Mortgage
Guaranty Master Policy (No. 22-590-4-3494) including Endorsement.

99.9

Primary Mortgage Insurance Co. Master Mortgage Policy 21046-0022-0 Bulk No. 2006-0061; Bulk Primary First Lien Master Policy No. is UW 2510.00 (9/00) including Endorsement.

100.1

Interest Rate Swap Agreement, dated as of March 30, 2006, including schedule to the master agreement and confirmation, between HSBC Bank USA, National Association and Supplemental Interest Trust, Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-2.

100.2

Interest Rate Cap Agreement, dated as of March 30, 2006, including schedule to the master agreement and confirmation, between HSBC Bank USA, National Association and Supplemental Interest Trust, Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

CORPORATION

By:  /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated: March _30_, 2006

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of March 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services Inc., as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator, and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of March 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Servicing Agreement dated as of March 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, U.S. Bank National Association, as Trustee, and JPMorgan Chase Bank, National Association, as Servicer.

99.3

Subservicing Agreement dated as of March 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, U.S. Bank National Association, as Trustee, and Option One Mortgage Corporation, as Servicer.

99.4

Servicing Agreement dated as of March 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, U.S. Bank National Association, as Trustee, and Option One Mortgage Corporation, as Servicer.

99.5

Reconstituted Servicing Agreement, dated as of March 1, 2006, between Lehman Brothers Holdings Inc., as Seller, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as Servicer.

99.6

Securitization Subservicing Agreement dated as of March 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as Servicer.

99.7

Republic Mortgage Insurance Company Master Policy 1103, 8/94, as amended from time to time, including Endorsement.

99.8

The Mortgage Guaranty Insurance Corporation Mortgage
Guaranty Master Policy (No. 22-590-4-3494) including Endorsement.

99.9

Primary Mortgage Insurance Co. Master Mortgage Policy 21046-0022-0 Bulk No. 2006-0061; Bulk Primary First Lien Master Policy No. is UW 2510.00 (9/00) including Endorsement.

100.1

Interest Rate Swap Agreement, dated as of March 30, 2006, including schedule to the master agreement and confirmation, between HSBC Bank USA, National Association and Supplemental Interest Trust, Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-2.

100.2

Interest Rate Cap Agreement, dated as of March 30, 2006, including schedule to the master agreement and confirmation, between HSBC Bank USA, National Association and Supplemental Interest Trust, Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-2.